EXHIBIT 10.1

SECOND AMENDMENT

SECOND AMENDMENT, dated as of December 20, 2011 (this “Second Amendment”), to the Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of June 30, 2011 (as amended by the First Amendment thereto, dated as of July 20, 2011, and as further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Nebraska Book Company, Inc., a Kansas corporation (the “Borrower”), NBC Holdings Corp. and NBC Acquisition Corp., each of which is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, the lenders party from time to time thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent.

W I T N E S S E T H:

WHEREAS, SuperHoldings, Holdings, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, SuperHoldings, Holdings and the Borrower have requested that the Lenders amend the Credit Agreement and agree to a certain waiver, as more fully described herein; and

WHEREAS, each of the Lenders party hereto (which together constitute the Required Lenders) and the Administrative Agent are willing to agree to such amendment and waiver to the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, SuperHoldings, Holdings, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:

1.	Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2.	Amendments to the Credit Agreement

(a) Subject to the satisfaction of the conditions set forth in Section 5 hereof and with effect as of the Amendment Effective Time (as defined below), Section 1.1. of the Credit Agreement is hereby amended by deleting the definitions of “Applicable Margin” and “Commitment Fee Rate” therein in their entirety and replacing such definitions with the following:

“Applicable Margin”: (a) for the Term Loans, (i) 6.50% per annum in the case of Base Rate Loans and (ii) 7.50% in the case of Eurodollar Loans and (b) for the Revolving Credit Loans, (i) 4.00% per annum in the case of Base Rate Loans and (ii) 5.00% per annum in the case of Eurodollar Loans.

“Commitment Fee Rate”: 0.75% per annum.

(b) Subject to the satisfaction of the conditions set forth in Section 5 hereof and with effect as of the Amendment Effective Time, Section 7.1(a) of the Credit Agreement is hereby amended by deleting the amount “$20,000,000” therein and replacing such amount with “$35,000,000”.

(c) Subject to the satisfaction of the conditions set forth in Section 5 hereof and with effect as of the Amendment Effective Time, Section 7.1(b) of the Credit Agreement is hereby amended by deleting the last eight rows of the table therein in their entirety and replacing such rows with the following:

September 30,
November 2011	Waived
December 2011	$26,000,000
January 2012	$50,000,000
February 2012	$46,000,000
March 2012	$44,000,000
April 2012	$41,000,000
May 2012	$41,000,000
June 2012	$41,000,000

3. Waiver. Subject to the satisfaction of the conditions set forth in Section 5 hereof and with effect as of the Amendment Effective Time, the Administrative Agent and the Lenders party hereto hereby waive any Default or Event of Default and any consequences from such Default or Event of Default which may have resulted from any failure of SuperHoldings, Holdings and the Borrower to comply with the covenant set forth in Section 7.1(b) of the Credit Agreement with respect to the period ending on the last Business Day of November 2011.

4. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement, as amended by this Second Amendment. The Borrower represents and warrants that, after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.

5. Fee. As consideration for the amendment effected by Section 2 hereof and the waiver pursuant Section 3 hereof, the Borrower shall pay to the Administrative Agent, for the account of each Lender from which the Administrative Agent (or counsel to the Administrative Agent) has received a duly executed signature page to this Second Amendment prior to 5:00 p.m., New York City time, on December 20, 2011 (the “Fee Deadline”), an amendment fee in an amount equal to 0.25% of the aggregate amount of the Term Loans and the Revolving Credit Commitments of such Lender at the time of the Fee Deadline.

6. Effectiveness. The amendment pursuant to Section 2 hereof and the waiver pursuant to Section 3 hereof shall become effective at the time at which the following conditions precedent are satisfied (such time, the “Amendment Effective Time”):

(a) Second Amendment. The Administrative Agent shall have received this Second Amendment executed and delivered by the Administrative Agent, the Borrower, Holdings, SuperHoldings and the Required Lenders.

(b) Amendment and Waiver Fee. The Administrative Agent shall have received all fees payable to the Administrative Agent, the Arranger and the Lenders in connection with this Second Amendment under any Loan Document or otherwise and the Borrower shall have paid or reimbursed each

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of the Administrative Agent and the Arranger for all of their reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Second Amendment, including, without limitation, any reasonable fees and disbursements of counsel to the Administrative Agent.

(c) Court Order. The Administrative Agent shall have received a copy of an order from the Bankruptcy Court, which order shall (i) authorize this Second Amendment and the payment by the Borrower of all fees, expenses and costs contemplated or payable in connection with this Second Amendment and the performance of other obligations hereunder, (ii) be in form and substance reasonably satisfactory to the Administrative Agent, (iii) be in full force and effect and shall not have been stayed, reversed, vacated or rescinded and (iv) not have been modified or amended in any respect in any manner that is not reasonably acceptable to the Administrative Agent.

7. Continuing Effect of the Credit Agreement. This Second Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action, non-action or failure to comply with any covenant under any Loan Document on the part of the Borrower or any other Loan Party that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

8. Counterparts. This Second Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled and other electronically transmitted counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument. Each of the Lenders party hereto instructs the Administrative Agent to execute and deliver this Second Amendment.

9. GOVERNING LAW. THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NBC HOLDINGS CORP.

By:	/s/ Alan G. Siemek
Name: Alan G. Siemek
Title: Treasurer

NBC ACQUISITION CORP.

By:	/s/ Alan G. Siemek
Name: Alan G. Siemek
Title: Treasurer

NEBRASKA BOOK COMPANY, INC.

By:	/s/ Alan G. Siemek
Name: Alan G. Siemek
Title: Treasurer

[Second Amendment to the Nebraska Book Company, Inc. Secured Superpriority Debtor-In-Possession Credit Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Manochere Alamgir
Name: Manochere Alamgir
Title: Executive Director

[Second Amendment to the Nebraska Book Company, Inc. Secured Superpriority Debtor-In-Possession Credit Agreement]

__________________________, as as a Lender

By:
Name:
Title:

For each Lender requiring a second signature line:

By:
Name:
Title:

[Lender Signature Page to Second Amendment to the Nebraska Book Company, Inc.  Secured Superpriority Debtor- In-Possession

Credit Agreement]